PSBDI-1-200
PSBDI-1-200x

                             Chase Vista Bond Funds

            Supplement Dated June 21, 2000 (effective July 1, 2000)
                           Institutional Class Shares

                       Prospectus Dated February 28, 2000

SHORT-TERM BOND FUND
The following replaces the footnote under the Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) on page 7 of the prospectus:

The table is based on expenses incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.50% and the total annual Fund operating expenses are expected not to exceed 0.50%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.

BOND FUND
The following replaces the footnote under the Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) on page 21 of the prospectus:

The table is based on expenses incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.60% and the total annual Fund operating expenses are expected not to exceed 0.60%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.

                                                                   PSBDI-36-600